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                                                                 EXHIBIT 10.1


INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Neutral Posture Ergonomics, Inc. on Pre-effective Amendment No. 4 to Form SB-1 of our report dated August 11, 1997, apppearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Dallas, Texas
October 14, 1997